Exhibit 99.1

JLL Reports Second-Quarter 2015 Adjusted Earnings Per Share of $2.01, 20 Percent Above Last Year
Record second-quarter fee revenue of $1.2 billion, up 17 percent in local currency and 9 percent in U.S. dollars
CHICAGO, July 29, 2015 -- Jones Lang LaSalle Incorporated (NYSE: JLL) today reported adjusted earnings per share of $2.01, up from $1.68 in the prior year. Second-quarter fee revenue totaled $1.2 billion, up 17 percent from the second quarter of 2014. All percentage variances are calculated on a local currency basis.

•	Record second-quarter fee revenue with double-digit growth across all four segments

•	Year-to-date margin expansion in all segments with ongoing investments for future revenue and profit growth

•	Capital Markets & Hotels momentum and market share growth continues; Corporate Solutions secures significant client wins and adds to strong pipeline

•	LaSalle Investment Management year-to-date capital raise of $3 billion; outstanding performance for clients and shareholders

•	Acquisitions increasing; 10 transactions announced in 2015

•	JLL's credit rating upgraded to BBB+ (Stable) by Standard & Poor’s on July 28, 2015

Summary Financial Results ($ in millions, except per share data)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

Revenue	$1,373	$1,277	$2,577	$2,315
Fee Revenue[1]	$1,182	$1,086	$2,211	$1,964
Adjusted Net Income[2]	$92	$76	$134	$93
U.S. GAAP Net Income[2]	$90	$72	$132	$88
Adjusted Earnings per Share[2]	$2.01	$1.68	$2.95	$2.05
Earnings per Share	$1.98	$1.58	$2.91	$1.94
Adjusted EBITDA[3]	$157	$132	$247	$184
Adjusted EBITDA, Real Estate Services	$119	$109	$181	$144
Adjusted EBITDA, LaSalle Investment Management	$38	$23	$66	$40
See Financial Statement Notes (1), (2) and (3) following the Financial Statements in this news release

CEO Comment:
“We are pleased with another record quarter, with double-digit revenue growth in all business segments, the product of years of consistent, disciplined investment across all areas of our company,” said Colin Dyer, President and CEO of JLL. “We remain positive on our prospects for the second half of 2015, with solid momentum across all service lines and markets,” Dyer added.

JLL Reports Second-Quarter 2015 Results - Page 2

Consolidated Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in USD	% Change in LC
	2015	2014

Real Estate Services (“RES”)
Leasing	$379.0	$366.8	3%	8%
Capital Markets & Hotels	222.8	182.2	22%	33%
Property & Facility Management Fee Revenue[1]	258.6	260.6	(1)%	7%
Property & Facility Management	363.1	376.5	(4)%	4%
Project & Development Services Fee Revenue[1]	121.4	102.8	18%	29%
Project & Development Services	208.6	178.1	17%	34%
Advisory, Consulting and Other	119.9	103.6	16%	27%
Total RES Fee Revenue[1]	$1,101.7	$1,016.0	8%	16%
Total RES Revenue	$1,293.4	$1,207.2	7%	16%

LaSalle Investment Management ("LaSalle")
Advisory Fees	$59.8	$60.0	—%	8%
Transaction Fees & Other	8.4	4.4	91%	108%
Incentive Fees	11.9	5.6	113%	133%
Total LaSalle Revenue	$80.1	$70.0	14%	24%

Total Firm Fee Revenue[1]	$1,181.8	$1,086.0	9%	17%
Total Firm Revenue	$1,373.5	$1,277.2	8%	16%

n.m. - not meaningful

JLL Reports Second-Quarter 2015 Results - Page 3

Consolidated Revenue ($ in millions, “LC” = local currency)	Six Months Ended June 30,		% Change in USD	% Change in LC
	2015	2014

Real Estate Services (“RES”)
Leasing	$685.1	$636.0	8%	12%
Capital Markets & Hotels	400.1	299.5	34%	45%
Property & Facility Management Fee Revenue[1]	518.4	507.7	2%	9%
Property & Facility Management	735.9	721.2	2%	9%
Project & Development Services Fee Revenue[1]	222.6	190.2	17%	27%
Project & Development Services	371.2	327.6	13%	28%
Advisory, Consulting and Other	218.7	196.6	11%	22%
Total RES Fee Revenue[1]	$2,044.9	$1,830.0	12%	19%
Total RES Revenue	$2,411.0	$2,180.9	11%	19%

LaSalle Investment Management ("LaSalle")
Advisory Fees	$120.6	$115.8	4%	12%
Transaction Fees & Other	14.5	9.0	61%	76%
Incentive Fees	30.9	8.9	n.m.	n.m.
Total LaSalle Revenue	$166.0	$133.7	24%	34%

Total Firm Fee Revenue[1]	$2,210.9	$1,963.7	13%	20%
Total Firm Revenue	$2,577.0	$2,314.6	11%	20%

n.m. - not meaningful

Consolidated Performance Highlights:

•
Consolidated fee revenue for the second quarter was $1.2 billion, up 17 percent from 2014. Growth was broad-based, led by Capital Markets, up $41 million or 33 percent, and Project & Development Services, up $19 million or 29 percent.

•	Consolidated fee-based operating expenses, excluding restructuring and acquisition charges, were $1.1 billion for the second quarter, compared with $989 million last year, an increase of 17 percent.

•
LaSalle Investment Management's advisory fees grew 8 percent while healthy transaction and incentive fees contributed to a total revenue increase of 24 percent. LaSalle also recognized significant equity earnings from legacy investment dispositions.

•	Adjusted EBITDA margin calculated on a fee revenue basis was 13.3 percent for the second quarter, compared with 12.2 percent last year.

•	Adjusted earnings per share reached $2.01 for the second quarter, up 20 percent from last year despite a negative foreign exchange impact of approximately $0.15 compared with a year ago.

JLL Reports Second-Quarter 2015 Results - Page 4

Balance Sheet and Net Interest Expense:

•	JLL's credit rating was upgraded to BBB+ (Stable) by Standard & Poor’s on July 28, 2015. This upgrade reflects the second time in eight months that S&P has improved JLL’s debt rating.

•	The firm's total net debt was $522 million at quarter end, a decrease of $24 million from the first quarter 2015 and $150 million from the second quarter last year.

•
Net interest expense for the second quarter was $7.6 million, down from $7.7 million in the second quarter of 2014. Slightly higher borrowing costs partially offset lower average borrowings compared with last year.

JLL Reports Second-Quarter 2015 Results - Page 5

Business Segment Performance Highlights
Americas Real Estate Services

Americas Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in USD	% Change in LC
	2015	2014

Leasing	$263.7	$250.5	5%	6%
Capital Markets & Hotels	76.5	59.2	29%	30%
Property & Facility Management Fee Revenue[1]	111.9	107.6	4%	8%
Property & Facility Management	163.4	158.3	3%	9%
Project & Development Services Fee Revenue[1]	60.4	51.3	18%	22%
Project & Development Services	61.8	52.1	19%	23%
Advisory, Consulting and Other	32.1	24.0	34%	36%
Operating Revenue	$544.6	$492.6	11%	11%

Equity Earnings	0.5	1.0	(50)%	(41)%
Total Segment Fee Revenue[1]	$545.1	$493.6	10%	12%
Total Segment Revenue	$598.0	$545.1	10%	12%

n.m. - not meaningful

Americas Revenue ($ in millions, “LC” = local currency)	Six Months Ended June 30,		% Change in USD	% Change in LC
	2015	2014

Leasing	$492.9	$438.2	12%	13%
Capital Markets & Hotels	151.3	100.3	51%	52%
Property & Facility Management Fee Revenue[1]	226.1	213.7	6%	9%
Property & Facility Management	329.9	304.4	8%	13%
Project & Development Services Fee Revenue[1]	113.1	96.0	18%	21%
Project & Development Services	115.2	97.6	18%	21%
Advisory, Consulting and Other	62.4	50.7	23%	25%
Operating Revenue	$1,045.8	$898.9	16%	17%

Equity Earnings	0.9	1.2	(25)%	(24)%
Total Segment Fee Revenue[1]	$1,046.7	$900.1	16%	18%
Total Segment Revenue	$1,152.6	$992.4	16%	18%

n.m. - not meaningful

Americas Performance Highlights:

•
Fee revenue for the quarter was $545 million, an increase of 11 percent from 2014. Revenue growth compared with last year was broad-based, with Capital Markets & Hotels up 30 percent, Project & Development Services up 22 percent, and Advisory, Consulting and Other up 36 percent.

JLL Reports Second-Quarter 2015 Results - Page 6

•
Fee-based operating expenses, excluding restructuring and acquisition charges, were $499 million for the quarter, up 14 percent from last year. The quarter included investments in technology to support our clients and platform to support the growing business.

•	Operating income was $46 million for the quarter, compared with $47 million in 2014. Year-to-date operating income was $81 million, up from $64 million in 2014.

•
Adjusted EBITDA was $61 million for the quarter, compared with $60 million last year. Adjusted EBITDA margin, for the quarter, calculated on a fee revenue basis, was 11.3 percent, compared with 12.2 percent in 2014. Year-to-date Adjusted EBITDA was $112 million, up from $91 million in 2014. Year-to-date Adjusted EBITDA margin calculated on a fee revenue basis was 10.7 percent, compared with 10.1 percent in 2014.

JLL Reports Second-Quarter 2015 Results - Page 7

EMEA Real Estate Services

EMEA Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in USD	% Change in LC
	2015	2014

Leasing	$65.1	$67.6	(4)%	12%
Capital Markets & Hotels	113.2	93.4	21%	38%
Property & Facility Management Fee Revenue[1]	50.9	60.3	(16)%	(3)%
Property & Facility Management	69.7	88.5	(21)%	(10)%
Project & Development Services Fee Revenue[1]	39.4	34.1	16%	36%
Project & Development Services	110.7	92.5	20%	44%
Advisory, Consulting and Other	57.6	53.6	7%	24%
Operating Revenue	$326.2	$309.0	6%	21%

Equity Earnings	1.1	—	n.m.	n.m.
Total Segment Fee Revenue[1]	$327.3	$309.0	6%	22%
Total Segment Revenue	$417.4	$395.6	6%	23%

n.m. - not meaningful

EMEA Revenue ($ in millions, “LC” = local currency)	Six Months Ended June 30,		% Change in USD	% Change in LC
	2015	2014

Leasing	$113.5	$121.7	(7)%	9%
Capital Markets & Hotels	188.3	147.8	27%	46%
Property & Facility Management Fee Revenue[1]	102.6	112.4	(9)%	4%
Property & Facility Management	144.5	165.1	(12)%	—%
Project & Development Services Fee Revenue[1]	70.6	62.7	13%	32%
Project & Development Services	190.6	174.6	9%	32%
Advisory, Consulting and Other	105.1	98.4	7%	22%
Operating Revenue	$580.1	$543.0	7%	23%

Equity Earnings	0.8	—	n.m.	n.m.
Total Segment Fee Revenue[1]	$580.9	$543.0	7%	23%
Total Segment Revenue	$742.8	$707.6	5%	22%

n.m. - not meaningful

EMEA Performance Highlights:

•	EMEA's performance during the second quarter was significantly higher in local currencies than in U.S. dollars due to the strength of the U.S. dollar against European currencies.

JLL Reports Second-Quarter 2015 Results - Page 8

•
Fee revenue for the quarter was $327 million, an increase of 21 percent from 2014. Revenue growth was driven by Capital Markets & Hotels, up 38 percent, and Project & Development Services up 36 percent, compared with last year. Growth in the region was broad-based, led by the UK, Germany, Sweden, and Central and Eastern Europe.

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $295 million for the quarter, compared with $284 million last year.

•	Operating income was $32 million for the quarter, compared with $25 million in 2014. Year-to-date operating income was $29 million, up from $20 million in 2014.

•
Adjusted EBITDA was $38 million for the quarter, compared with $30 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 11.7 percent for the quarter, compared with 9.8 percent in 2014. Year-to-date Adjusted EBITDA was $41 million, up from $31 million in 2014. Year-to-date Adjusted EBITDA margin calculated on a fee revenue basis was 7.0 percent, compared with 5.7 percent in 2014.

JLL Reports Second-Quarter 2015 Results - Page 9

Asia Pacific Real Estate Services

Asia Pacific Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in USD	% Change in LC
	2015	2014

Leasing	$50.2	$48.7	3%	11%
Capital Markets & Hotels	33.1	29.6	12%	25%
Property & Facility Management Fee Revenue[1]	95.8	92.7	3%	13%
Property & Facility Management	130.0	129.7	—%	9%
Project & Development Services Fee Revenue[1]	21.6	17.4	24%	38%
Project & Development Services	36.1	33.5	8%	20%
Advisory, Consulting and Other	30.2	26.0	16%	27%
Operating Revenue	$230.9	$214.4	8%	18%

Equity Earnings	0.1	—	n.m.	n.m.
Total Segment Fee Revenue[1]	$231.0	$214.4	8%	18%
Total Segment Revenue	$279.7	$267.5	5%	14%

n.m. - not meaningful

Asia Pacific Revenue ($ in millions, “LC” = local currency)	Six Months Ended June 30,		% Change in USD	% Change in LC
	2015	2014

Leasing	$78.7	$76.1	3%	11%
Capital Markets & Hotels	60.5	51.4	18%	31%
Property & Facility Management Fee Revenue[1]	189.7	181.6	4%	13%
Property & Facility Management	261.5	251.8	4%	11%
Project & Development Services Fee Revenue[1]	38.9	31.5	23%	35%
Project & Development Services	65.4	55.4	18%	29%
Advisory, Consulting and Other	51.2	47.5	8%	17%
Operating Revenue	$419.0	$388.1	8%	17%

Equity Losses	—	(0.1)	n.m.	n.m.
Total Segment Fee Revenue[1]	$419.0	$388.0	8%	17%
Total Segment Revenue	$517.3	$482.1	7%	16%

n.m. - not meaningful

Asia Pacific Performance Highlights:

•
Asia Pacific's performance during the second quarter was significantly higher in local currencies than in U.S. dollars due to the strength of the U.S. dollar, particularly against the Australian dollar and Japanese yen.

•
Fee revenue for the quarter was $231 million, an increase of 18 percent from 2014. Revenue growth was driven by Capital Markets & Hotels, up 25 percent, and Project & Development Services, up 38 percent, compared with last year. Growth in the region was broad-based, led by Japan, Australia, India and Singapore.

JLL Reports Second-Quarter 2015 Results - Page 10

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $215 million for the quarter, compared with $199 million last year, an increase of 13 percent.

•	Operating income was $16 million for the quarter, in-line with 2014. Year-to-date operating income was $21 million, up from $17 million in 2014.

•
Adjusted EBITDA was $20 million for the quarter, compared with $19 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 8.6 percent for the quarter, compared with 8.9 percent in 2014. Year-to-date Adjusted EBITDA was $28 million, up from $23 million in 2014. Year-to-date Adjusted EBITDA margin calculated on a fee revenue basis was 6.6 percent, compared with 6.0 percent in 2014.

JLL Reports Second-Quarter 2015 Results - Page 11

LaSalle Investment Management

LaSalle Investment Management Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in USD	% Change in LC
	2015	2014

Advisory Fees	$59.8	$60.0	—%	8%
Transaction Fees & Other	8.4	4.4	91%	108%
Incentive Fees	11.9	5.6	113%	133%
Operating Revenue	$80.1	$70.0	14%	24%

Equity Earnings	25.4	11.5	121%	121%
Total Segment Revenue	$105.5	$81.5	29%	38%

n.m. - not meaningful

LaSalle Investment Management Revenue ($ in millions, “LC” = local currency)	Six Months Ended June 30,		% Change in USD	% Change in LC
	2015	2014

Advisory Fees	$120.6	$115.8	4%	12%
Transaction Fees & Other	14.5	9.0	61%	76%
Incentive Fees	30.9	8.9	n.m.	n.m.
Operating Revenue	$166.0	$133.7	24%	34%

Equity Earnings	36.8	20.3	81%	83%
Total Segment Revenue	$202.8	$154.0	32%	41%

n.m. - not meaningful

LaSalle Investment Management Performance Highlights:

•
Total segment revenue was $106 million for the quarter, compared with $82 million last year. This included $8 million of transaction fees and other income, $12 million of incentive fees and $25 million of equity earnings.

•	Equity earnings grew significantly for the quarter, driven by the sale of assets as LaSalle realizes gains from legacy investments.

•	Operating expenses were $68 million for the quarter, compared with $59 million last year.

•	Operating income was $38 million for the quarter, compared with $22 million last year.

•
Adjusted EBITDA was $38 million for the quarter, compared with $23 million last year. Adjusted EBITDA margin was 36.0 percent, compared with 27.9 percent in 2014. Year-to-date Adjusted EBITDA was $66 million, up from $40 million in 2014. Year-to-date Adjusted EBITDA margin was 32.8 percent, compared to 25.7 percent in 2014.

•	Capital raise was $948 million for the quarter and $3.0 billion year-to-date.

•
Assets under management were $56.0 billion as of June 30, 2015, up from $55.3 billion as of March 31, 2015. The net increase in assets under management resulted from $3.5 billion of acquisitions and takeovers, $2.5 billion of dispositions and withdrawals, $1.3 billion of net valuation increases and $1.6 billion of net foreign currency decreases.

JLL Reports Second-Quarter 2015 Results - Page 12

About JLL
JLL (NYSE: JLL) is a professional services and investment management firm offering specialized real estate services to clients seeking increased value by owning, occupying and investing in real estate. A Fortune 500 company with annual fee revenue of $4.7 billion and gross revenue of $5.4 billion, JLL has more than 230 corporate offices, operates in more than 80 countries and has a global workforce of approximately 58,000.  On behalf of its clients, the firm provides management and real estate outsourcing services for a property portfolio of 3.4 billion square feet, or 316 million square meters, and completed $118 billion in sales, acquisitions and finance transactions in 2014. Its investment management business, LaSalle Investment Management, has $56.0 billion of real estate assets under management. JLL is the brand name, and a registered trademark, of Jones Lang LaSalle Incorporated. For further information, visit www.jll.com.

200 East Randolph Drive Chicago Illinois 60601 │ 30 Warwick Street London W1B 5NH │ 9 Raffles Place #39-00 Republic Plaza Singapore 048619

Cautionary Note Regarding Forward-Looking Statements
Statements in this news release regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives and dividend payments of JLL to be materially different from those expressed or implied by such forward-looking statements. For additional information concerning risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and risks to JLL’s business in general, please refer to those factors discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in JLL’s Annual Report on Form 10-K for the year ended December 31, 2014, on Form 10-Q for the quarter ended March 31, 2015, and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors. Any forward-looking statements speak only as of the date of this release, and except to the extent required by applicable securities laws, JLL expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in JLL’s expectations or results, or any change in events.

JLL Reports Second-Quarter 2015 Results - Page 13

Conference Call
Management will conduct a conference call with shareholders, analysts and investment professionals on Wednesday, July 29, 2015 at 9:00 a.m. EDT.
If you would like to participate in the teleconference, please dial into one of the following phone numbers five to ten minutes before the start time (the passcode will also be required):

∙	U.S. callers:	+1 877 800 0896
∙	International callers:	+1 706 679 7364
∙	Passcode:	78003651

Webcast
We are also offering a live webcast.  Follow these steps to participate:

1.	You must have a minimum 14.4 Kbps Internet connection

2.	Log on to http://www.visualwebcaster.com/event.asp?id=102619

3.	Download free Windows Media Player software: (link located under registration form)

4.	If you experience problems listening, please call the Webcast Hotline +1 877 863 2113 and provide your Event ID (102619).

Supplemental Information
Supplemental information regarding the second-quarter 2015 earnings call has been posted to the Investor Relations section of the company's website:  www.jll.com.

Conference Call Replay
Available: 12:00 p.m. EDT Wednesday, July 29, 2015 through 11:59 p.m. EDT Sunday, August 30, 2015 at the following numbers:

∙	U.S. callers:	+1 855 859 2056	or + 1 800 585 8367
∙	International callers:	+1 404 537 3406
∙	Passcode:	78003651

Web Audio Replay
An audio replay will be available for download or stream. Information and the link can be found on the company’s website:  www.jll.com.
If you have any questions, please contact JLL’s Investor Relations department at: JLLInvestorRelations@am.jll.com.
###

JONES LANG LASALLE INCORPORATED
Consolidated Statements of Operations
For the Three and Six Months Ended June 30, 2015 and 2014
(in thousands, except share data)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,

	2015	2014	2015	2014

Revenue	$1,373,475	$1,277,204	$2,576,986	$2,314,646

Operating expenses:
Compensation and benefits	825,058	761,224	1,562,975	1,398,563
Operating, administrative and other	418,127	396,086	805,324	753,086
Depreciation and amortization	25,495	22,780	50,418	45,191
Restructuring and acquisition charges [4]	1,832	5,458	2,648	41,416
Total operating expenses	1,270,512	1,185,548	2,421,365	2,238,256

Operating income[1]	102,963	91,656	155,621	76,390

Interest expense, net of interest income	(7,558)	(7,664)	(13,596)	(14,300)
Equity earnings from real estate ventures	27,128	12,491	38,511	21,393

Income before income taxes and noncontrolling interest [4]	122,533	96,483	180,536	83,483
Provision for (benefit from) income taxes [4]	31,123	24,121	45,856	(5,024)
Net income [4]	91,410	72,362	134,680	88,507

Net income attributable to noncontrolling interest	1,099	420	2,475	663
Net income attributable to the Company	$90,311	$71,942	$132,205	$87,844

Dividends on unvested common stock, net of tax benefit	163	176	163	176
Net income attributable to common shareholders	$90,148	$71,766	$132,042	$87,668

Basic earnings per common share	$2.01	$1.61	$2.94	$1.97

Basic weighted average shares outstanding	44,868,979	44,586,095	44,856,374	44,550,154

Diluted earnings per common share [2]	$1.98	$1.58	$2.91	$1.94

Diluted weighted average shares outstanding	45,434,585	45,278,494	45,393,438	45,220,082

EBITDA [3]	$155,586	$126,927	$244,550	$142,974

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Segment Operating Results
For the Three and Six Months Ended June 30, 2015 and 2014
(in thousands)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,

	2015	2014	2015	2014
REAL ESTATE SERVICES

AMERICAS
Revenue:
Operating revenue	$597,470	$544,082	$1,151,666	$991,164
Equity earnings	570	967	916	1,202
Total segment revenue	598,040	545,049	1,152,582	992,366
Gross contract costs[1]	(52,937)	(51,479)	(105,896)	(92,262)
Total segment fee revenue	545,103	493,570	1,046,686	900,104

Operating expenses:
Compensation, operating and administrative expenses	536,685	484,750	1,040,261	901,759
Depreciation and amortization	15,322	13,531	30,873	26,842
Total segment operating expenses	552,007	498,281	1,071,134	928,601
Gross contract costs[1]	(52,937)	(51,479)	(105,896)	(92,262)
Total fee-based segment operating expenses	499,070	446,802	965,238	836,339

Operating income	$46,033	$46,768	$81,448	$63,765

Adjusted EBITDA	$61,355	$60,299	$112,321	$90,607

EMEA
Revenue:
Operating revenue	$416,259	$395,643	$742,033	$707,525
Equity earnings	1,112	—	744	—
Total segment revenue	417,371	395,643	742,777	707,525
Gross contract costs[1]	(90,060)	(86,673)	(161,922)	(164,525)
Total segment fee revenue	327,311	308,970	580,855	543,000

Operating expenses:
Compensation, operating and administrative expenses	379,106	365,360	702,192	676,706
Depreciation and amortization	6,073	5,504	11,299	10,948
Total segment operating expenses	385,179	370,864	713,491	687,654
Gross contract costs[1]	(90,060)	(86,673)	(161,922)	(164,525)
Total fee-based segment operating expenses	295,119	284,191	551,569	523,129

Operating income	$32,192	$24,779	$29,286	$19,871

Adjusted EBITDA	$38,265	$30,283	$40,585	$30,819

	Three Months Ended June 30,		Six Months Ended June 30,

	2015	2014	2015	2014
ASIA PACIFIC
Revenue:
Operating revenue	$279,573	$267,477	$517,322	$482,182
Equity earnings (losses)	74	4	22	(79)
Total segment revenue	279,647	267,481	517,344	482,103
Gross contract costs[1]	(48,669)	(53,096)	(98,257)	(94,063)
Total segment fee revenue	230,978	214,385	419,087	388,040

Operating expenses:
Compensation, operating and administrative expenses	259,878	248,454	489,500	458,759
Depreciation and amortization	3,583	3,257	7,222	6,425
Total segment operating expenses	263,461	251,711	496,722	465,184
Gross contract costs[1]	(48,669)	(53,096)	(98,257)	(94,063)
Total fee-based segment operating expenses	214,792	198,615	398,465	371,121

Operating income	$16,186	$15,770	$20,622	$16,919

Adjusted EBITDA	$19,769	$19,027	$27,844	$23,344

LASALLE INVESTMENT MANAGEMENT
Revenue:
Operating revenue	$80,173	$70,002	$165,965	$133,775
Equity earnings	25,372	11,520	36,829	20,270
Total segment revenue	105,545	81,522	202,794	154,045

Operating expenses:
Compensation, operating and administrative expenses	67,516	58,746	136,346	114,425
Depreciation and amortization	517	488	1,024	976
Total segment operating expenses	68,033	59,234	137,370	115,401

Operating income	$37,512	$22,288	$65,424	$38,644

Adjusted EBITDA	$38,029	$22,776	$66,448	$39,620

SEGMENT RECONCILING ITEMS
Total segment revenue	$1,400,603	$1,289,695	$2,615,497	$2,336,039
Reclassification of equity earnings	27,128	12,491	38,511	21,393
Total revenue	$1,373,475	$1,277,204	$2,576,986	$2,314,646

Total operating expenses before restructuring and acquisition charges	1,268,680	1,180,090	2,418,717	2,196,840
Operating income before restructuring and acquisition charges	$104,795	$97,114	$158,269	$117,806

Restructuring and acquisition charges	1,832	5,458	2,648	41,416
Operating income after restructuring and acquisition charges	$102,963	$91,656	$155,621	$76,390

Total adjusted EBITDA	$157,418	$132,385	$247,198	$184,390
Restructuring and acquisition charges	1,832	5,458	2,648	41,416
Total EBITDA	$155,586	$126,927	$244,550	$142,974

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Consolidated Balance Sheets
June 30, 2015, December 31, 2014 and June 30, 2014
(in thousands)
	(Unaudited)		(Unaudited)
	June 30,	December 31,	June 30,
	2015	2014	2014
ASSETS
Current assets:
Cash and cash equivalents	$191,034	$250,413	$150,708
Trade receivables, net of allowances	1,305,467	1,375,035	1,195,172
Notes and other receivables	218,003	181,377	172,700
Warehouse receivables	32,200	83,312	100,922
Prepaid expenses	71,730	64,963	75,859
Deferred tax assets, net	131,881	135,251	128,901
Other	34,633	27,825	9,676
Total current assets	1,984,948	2,118,176	1,833,938

Property and equipment, net of accumulated depreciation	362,988	368,361	331,850
Goodwill, with indefinite useful lives	1,933,280	1,907,924	1,946,414
Identified intangibles, net of accumulated amortization	38,367	38,841	44,146
Investments in real estate ventures	333,016	297,142	295,618
Long-term receivables	99,396	85,749	62,412
Deferred tax assets, net	102,718	90,897	69,148
Deferred compensation plans	126,627	111,234	96,729
Other	61,961	57,012	96,001
Total assets	$5,043,301	$5,075,336	$4,776,256

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$575,807	$630,037	$491,598
Accrued compensation	662,865	990,678	549,234
Short-term borrowings	22,150	19,623	24,738
Deferred tax liabilities, net	16,554	16,554	11,631
Deferred income	127,332	104,565	111,187
Deferred business acquisition obligations	39,463	49,259	43,595
Warehouse facility	32,200	83,312	100,922
Minority shareholder redemption liability	—	11,158	—
Other	146,689	141,825	116,610
Total current liabilities	1,623,060	2,047,011	1,449,515

Noncurrent liabilities:
Credit facility	329,998	—	410,000
Long-term senior notes	275,000	275,000	275,000
Deferred tax liabilities, net	17,712	17,082	18,029
Deferred compensation	141,799	125,857	105,743
Deferred business acquisition obligations	46,360	68,848	69,161
Minority shareholder redemption liability	—	—	10,657
Other	114,512	118,969	97,474
Total liabilities	2,548,441	2,652,767	2,435,579

	(Unaudited)		(Unaudited)
	June 30,	December 31,	June 30,
	2015	2014	2014
Redeemable noncontrolling interest	9,905	13,449	13,725

Company shareholders' equity:
Common stock, $.01 par value per share,100,000,000 shares authorized; 44,880,457, 44,828,779, and 44,621,117 shares issued and outstanding as of June 30, 2015, December 31, 2014 and June 30, 2014, respectively	449	448	446
Additional paid-in capital	974,174	961,850	957,763
Retained earnings	1,751,018	1,631,145	1,344,318
Shares held in trust	(6,329)	(6,407)	(6,250)
Accumulated other comprehensive income (loss)	(254,772)	(200,239)	13,750
Total Company shareholders' equity	2,464,540	2,386,797	2,310,027

Noncontrolling interest	20,415	22,323	16,925
Total equity	2,484,955	2,409,120	2,326,952

Total liabilities and equity	$5,043,301	$5,075,336	$4,776,256

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Summarized Consolidated Statements of Cash Flows
For the Six Months Ended June 30, 2015 and 2014
(in thousands)

	Six Months Ended
	June 30,
	2015	2014

Cash used in operating activities	$(214,851)	$(147,008)

Cash used in investing activities	(92,307)	(83,865)

Cash provided by financing activities	255,620	228,252

Effect of currency exchange rate changes on cash and cash equivalents	(7,841)	603

Net decrease in cash and cash equivalents	$(59,379)	$(2,018)

Cash and cash equivalents, beginning of period	250,413	152,726

Cash and cash equivalents, end of period	$191,034	$150,708

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Financial Statement Notes

1. Consistent with U.S. GAAP (“GAAP”), gross contract vendor and subcontractor costs (“gross contract costs”) which are managed on certain client assignments in the Property & Facility Management and Project & Development Services business lines are presented on a gross basis in both revenue and operating expenses. Gross contract costs are excluded from revenue and operating expenses in determining “fee revenue” and “fee-based operating expenses,” respectively. Excluding these costs from revenue and operating expenses more accurately reflects how the firm manages its expense base and its operating margins.

Adjusted operating income excludes the impact of restructuring and acquisition charges. “Adjusted operating income margin” is calculated by dividing adjusted operating income by fee revenue. Below are reconciliations of revenue and operating expenses to fee revenue and fee-based operating expenses, as well as adjusted operating income margin calculations, for the three and six months ended June 30, 2015 and 2014.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
($ in millions)	2015	2014	2015	2014

Revenue	$1,373.5	$1,277.2	$2,577.0	$2,314.6
Gross contract costs	(191.7)	(191.2)	(366.1)	(350.9)
Fee revenue	$1,181.8	$1,086.0	$2,210.9	$1,963.7

Operating expenses	$1,270.5	$1,185.5	$2,421.4	$2,238.2
Gross contract costs	(191.7)	(191.2)	(366.1)	(350.9)
Fee-based operating expenses	$1,078.8	$994.3	$2,055.3	$1,887.3

Operating income	$103.0	$91.7	$155.6	$76.4

Add:
Restructuring and acquisition charges*	1.8	5.5	2.6	41.4
Adjusted operating income	$104.8	$97.2	$158.2	$117.8

Adjusted operating income margin	8.9%	9.0%	7.2%	6.0%
*See note 4 for more information on restructuring and acquisition charges

2. Net restructuring and acquisition charges are excluded from GAAP net income attributable to common shareholders to arrive at adjusted net income for the three and six months ended June 30, 2015, and 2014. Below are reconciliations of GAAP net income attributable to common shareholders to adjusted net income and calculations of earnings per share for each net income total:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
($ in millions, except per share data)	2015	2014	2015	2014

GAAP net income attributable to common shareholders	$90.1	$71.8	$132.0	$87.7
Shares (in 000s)	45,435	45,278	45,393	45,220
GAAP diluted earnings per share	$1.98	$1.58	$2.91	$1.94

GAAP net income attributable to common shareholders	$90.1	$71.8	$132.0	$87.7
Restructuring and acquisition charges, net*	1.4	4.1	2.0	5.2
Adjusted net income	$91.5	$75.9	$134.0	$92.9

Shares (in 000s)	45,435	45,278	45,393	45,220

Adjusted diluted earnings per share	$2.01	$1.68	$2.95	$2.05
*See note 4 for more information on restructuring and acquisition charges

3. Adjusted EBITDA represents earnings before interest expense net of interest income, income taxes, depreciation and amortization, adjusted for restructuring and acquisition charges. Although adjusted EBITDA and EBITDA are non-GAAP financial measures, they are used extensively by management and are useful to investors and lenders as metrics for evaluating operating performance and liquidity. EBITDA is used in the calculations of certain covenants related to the firm’s revolving credit facility. However, adjusted EBITDA and EBITDA should not be considered as an alternative to net income determined in accordance with GAAP. Because adjusted EBITDA and EBITDA are not calculated under GAAP, the firm’s adjusted EBITDA and EBITDA may not be comparable to similarly titled measures used by other companies.

Below is a reconciliation of net income to EBITDA and adjusted EBITDA:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
($ in millions)	2015	2014	2015	2014

GAAP net income	$91.4	$72.4	$134.7	$88.5
Add:
Interest expense, net of interest income	7.6	7.6	13.6	14.3
Provision for (benefit from) income taxes	31.1	24.1	45.9	(5.0)
Depreciation and amortization	25.5	22.8	50.4	45.2

EBITDA	$155.6	$126.9	$244.6	$143.0
Add:
Restructuring and acquisition charges	1.8	5.5	2.6	41.4
Adjusted EBITDA	$157.4	$132.4	$247.2	$184.4

4. Restructuring and acquisition charges are excluded from segment operating results, although they are included for consolidated reporting. For purposes of segment operating results, the allocation of restructuring and acquisition charges to the segments has been determined not to be meaningful to investors, so the performance of segment results has been evaluated without allocation of these charges.

5. Each geographic region offers the firm’s full range of Real Estate Services businesses consisting primarily of tenant representation and agency leasing; capital markets; property management and facilities management; project and development services; and advisory, consulting and valuations services. LaSalle Investment Management provides investment management services to institutional investors and high-net-worth individuals.

6. The consolidated statements of cash flows are presented in summarized form. For complete consolidated statements of cash flows, please refer to the firm’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, to be filed with the Securities and Exchange Commission shortly.

7. EMEA refers to Europe, Middle East and Africa. MENA refers to Middle East and North Africa. Greater China includes China, Hong Kong, Macau and Taiwan. Southeast Asia refers to Singapore, Indonesia, Philippines, Thailand and Vietnam. The BRIC countries include Brazil, Russia, India and China.

8. Certain prior year amounts have been reclassified to conform to the current presentation.

Contact:	Christie B. Kelly
Title:	Global Chief Financial Officer
Phone:	+1 312 228 2316